UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2009

IMS HEALTH INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14049	06-1506026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue Norwalk, Connecticut		06851
(Address of Principal Executive Office)		(Zip Code)

(203) 845-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Other Events.

Robert H. Steinfeld, Senior Vice President, General Counsel and Corporate Secretary of IMS Health Incorporated (the “Company”), will be leaving the Company on July 31, 2009.  Mr. Steinfeld will be entitled to certain payments and benefits in connection with his departure and as a retiree, including the following:  a lump sum payment equal to approximately two times salary, existing incentive awards payable at target, accelerated vesting of existing equity awards, commencement of payments under existing qualified and non-qualified pension plans and continuing welfare benefits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Incorporated

Date: July 28, 2009	By:	/s/ Karla L. Packer
Karla L. Packer Senior Vice President, Human Resources